SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                   ___________________________________________


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                 August 5, 1997

                    ________________________________________


                             THERMOLASE CORPORATION
             (Exact name of Registrant as specified in its charter)


   Delaware                        1-13104                          06-1360302
   (State or other               (Commission                  (I.R.S. Employer
   jurisdiction of               File Number)           Identification Number)
   incorporation or
   organization)


   10455 Pacific Court Center
   San Diego, California                                            92121-4339
   (Address of principal executive offices)                         (Zip Code)


                                 (617) 622-1000
                         (Registrant's telephone number
                              including area code)
PAGE

   Item 5.  Other Events
            ------------

            On August 5, 1997, ThermoLase Corporation (the "Company") issued a press release, attached hereto as Exhibit 99.1, to announce that it has entered into an agreement to sell at par $115 million principal amount of its 4-3/8% subordinated debentures due 2004 (the "Debentures"). The Debentures will be convertible into shares of the Company's common stock at an initial conversion price of $17.385.

   Item 7.  Financial Statements, Pro Forma Combined Condensed Financial
            ------------------------------------------------------------
            Information and Exhibits
            ------------------------

            (a) Financial Statements of Business Acquired: not applicable.

            (b) Pro Forma Combined Condensed Financial Information: not
                applicable.

            (c) Exhibits

                   99.1   Press Release of the Company, dated August 5, 1997
PAGE

                               SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 5th day of August, 1997.



                                             THERMOLASE CORPORATION


                                             By: /s/ Melissa F. Riordan
                                                 --------------------------
                                                 Melissa F. Riordan
                                                 Treasurer





   AA972170011